UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 3, 2011

BUCKEYE TECHNOLOGIES INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	1-14030	62-1518973
(State or other jurisdiction	(Commission	(I. R. S. Employer
of incorporation)	File Number)	Identification No.)

1001 Tillman Street, Memphis, Tennessee                                                                                                      38112
(Address of Principal Executive Offices)                                                                                                  (Zip Code)

Registrant's telephone number, including area code: (901) 320-8100

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 5.                                CORPORATE GOVERNANCE AND MANAGEMENT.

Item 5.07.                      Submission of Matters to a Vote of Security Holders.

The annual meeting of the stockholders of Buckeye Technologies Inc. (the “Company”) was held on November 3, 2011 (the “Annual Meeting”). At the Annual Meeting, the following proposals were considered:

(1)	The election of three Class I directors to serve until the 2014 annual meeting of stockholders;

(2)	The ratification of the selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for fiscal year 2012;

(3)	The approval of the Company’s At Risk Incentive Compensation Plan;

(4)	The approval, on an advisory basis, of the compensation of the Company’s named executive officers; and

(5)	The vote, on an advisory basis, for the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

The final voting results for each proposal are described below. For beneficial owners holding the Company’s common stock at a bank or brokerage institution, a “broker non-vote” occurred if the owner failed to give voting instructions, and the bank or broker was otherwise restricted from voting on the owner’s behalf.

Proposal 1

Three Class I directors were elected, and the aggregate votes cast for or withheld, and the broker non-votes were as follows:

	For	Withheld	Broker Non-Votes
George W. Bryan	34,784,536	832,595	2,391,243
R. Howard Cannon	34,053,071	1,564,060	2,391,243
Katherine Buckman Gibson	35,383,256	233,875	2,391,243

Proposal 2

The Audit Committee’s selection of Ernst & Young LLP as the Company’s registered independent public accounting firm for the fiscal year ending June 30, 2012 was ratified, and the aggregate votes cast for or against and the abstentions, were as follows:

For	Against	Abstentions
37,499,078	492,851	16,445

Proposal 3

The Company’s At Risk Incentive Compensation Plan was approved, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
33,388,715	1,428,068	800,346	2,391,245

Proposal 4

The Company’s stockholders, on an advisory basis, approved the compensation of the Company’s named executive officers, and the aggregate votes cast for or against, as well as the abstentions and broker non-votes, were as follows:

For	Against	Abstentions	Broker Non-Votes
33,418,237	1,401,069	797,823	2,391,245

Proposal 5

The Company’s stockholders voted, on an advisory basis, to hold future advisory votes on the compensation of the Company’s named executive officers every year. The votes on this matter were as follows:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
30,875,114	217,477	3,739,742	785,291	2,390,750

Annual Frequency of Future Advisory Votes on Executive Compensation

Based on the voting results for Proposal 5 above, for which the Company’s stockholders voted to hold an annual advisory vote on the compensation of the Company’s named executive officers (“say on pay”), the Company’s Board of Directors has elected at this time to hold future say on pay advisory votes on an annual basis, until the next stockholder vote on say on pay frequency.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: November 9, 2011	BUCKEYE TECHNOLOGIES INC.

By:	/s/ Steven G. Dean
Steven G. Dean
Senior Vice President and Chief Financial Officer